UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2011

BLACK TUSK MINERALS INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52372 (Commission File Number)	20-3366333 (IRS Employer Identification No.)

7425 Arbutus Street Vancouver, British Columbia Canada (Address of principal executive offices)	V6P 5T2 (Zip Code)

Registrant’s telephone number, including area code:   (360) 930-3910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 12, 2011, Black Tusk Minerals Inc. (the “Company”) announced the filing of  an amended and restated preliminary long form prospectus (the “Prospectus”) with the securities regulatory authorities in the province of Alberta to enable the Company to become a reporting issuer pursuant to applicable securities legislation in the province of Alberta.

On December 8, 2011, the Alberta Securities Commission issued a receipt (the “Receipt”) for the Prospectus dated December 6, 2011 amending and restating the preliminary long form prospectus of the Company dated November 30, 2011. The Receipt and the press release announcing the filing are attached hereto as Exhibits 99.1 and 99.2.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are intended to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated December 12, 2011

99.2	Receipt of the Alberta Securities Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Tusk Minerals Inc.
(Registrant)

Dated: December 13, 2011	By: /s/ “Gavin Roy”
Gavin Roy President